UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2012

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Madison Street, Suite 1700, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 658-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 9, 2012, Strategic Hotels & Resorts, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated March 9, 2012 (the “Prospectus Supplement”) to its prospectus dated March 2, 2012, which was included in its automatic shelf registration statement on Form S-3 (File No. 333-179850) (the “Registration Statement”) filed with the SEC on March 2, 2012. The Prospectus Supplement relates to the resale from time to time by certain selling stockholders of an aggregate of 23,200,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”).

In connection with the resale registration of the Shares, the Company is filing as Exhibit 5.1 hereto the opinion of its counsel, Venable LLP, regarding the legality of the Shares. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement and the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

5.1	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2012

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1)